UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant  ☐

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

ESAB CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your Vote Counts!
ESAB CORPORATION 2023 Annual Meeting Vote by May 10, 2023 11:59 PM ET

ESAB CORPORATION 909 ROSE AVENUE, 8TH FLOOR NORTH BETHESDA, MD 20852

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You invested in ESAB CORPORATION and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on May 11, 2023.

Get informed before you vote

View the Notice of 2023 Annual Meeting and Proxy Statement and Annual Report on Form 10-K online at www.ProxyVote.com or scan the QR code below OR you can receive a free paper or email copy of the materials by requesting prior to April 27, 2023. If you would like to request a copy of the materials for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

Smartphone users	Vote Virtually at the Meeting* May 11, 2023 3:00 p.m., Eastern Time
Point your camera here and
vote without entering a
control number
Virtually at: www.virtualshareholdermeeting.com/ESAB2023

* The company will be hosting the meeting live via the Internet this year at the website address above. Please check the proxy materials for instructions on how to access the Company’s 2023 Annual Meeting of Stockholders as well as for information regarding how to vote online, by phone or by mail before the meeting.

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   Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials at www.ProxyVote.com or easily request a paper copy.

We encourage you to access and review all of the important

information contained in the proxy materials before voting.

Please follow the instructions on the reverse side to obtain the proxy materials and vote on these important matters.

Voting Items		Board Recommends

1.	Election of Directors Class I Director Nominees:
1a.	Mitchell P. Rales	For

1b.	Stephanie M. Phillipps	For

1c.	Didier Teirlinck	For

2.	To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023.	For

3.	To approve on an advisory basis the compensation of our named executive officers.	For

4.	To approve on an advisory basis the frequency of stockholder advisory votes to approve the compensation of our named executive officers.	Year

NOTE: I authorize the proxies to vote according to their discretion on such other business as may properly come before the meeting or any adjournment or postponement thereof.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”.

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